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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                OCTOBER 20, 1999
                                ----------------
                Date of Report (Date of earliest event reported)



                       TRANSACTION NETWORK SERVICES, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 0-23856                              54-1555332
              --------                                 -------                              -----------
    (State or other jurisdiction                     (Commission                           (IRS Employer
  of incorporation or organization)                   File No.)                         Identification No.)



                1939 Roland Clarke Place, Reston, Virginia 20191
                ------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (703) 453-8300
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

         Attached as Exhibit 99.1 is a press release issued by Transaction Network Services, Inc. dated October 20, 1999, which is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

              99.1    Press Release Dated October 20, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANSACTION NETWORK SERVICES, INC.

Dated:  October 25, 1999                    By:      /s/ Henry H. Graham, Jr.
                                                     ------------------------
                                                     Henry H. Graham, Jr.
                                                     Chief Financial Officer